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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                December 1, 2000
                        (Date of Earliest Event Reported)


                                  SEITEL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                                                                                            76-0025431
                  0-14488                                                                   ----------
                  (Commission File Number)                                       (IRS Employer Identification No.)

                  50 Briar Hollow Lane, West 7th Floor
                  Houston, Texas                                                              77027
                  --------------                                                              -----
                  (Address of principal executive offices)                                 (Zip code)



               Registrant's telephone number, including area code

                                 (713) 881-8900













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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective as of December 1, 2000, Seitel, Inc. (Seitel) has replaced Arthur Andersen LLP (Arthur Andersen) as its independent accounting firm with Ernst & Young LLP (Ernst & Young). The change of Seitel's independent public accountants was approved by both the Audit Committee of the Board of Directors and the Board of Directors of Seitel.

         In connection with the audits of Seitel's financial statements for the two fiscal years ended December 31, 1999, and the subsequent interim period through December 1, 2000, Seitel and Arthur Andersen did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference in connection with its report on Seitel's financial statements to the subject matter of the disagreement.

         The reports of Arthur Andersen on Seitel's financial statements for the fiscal years ended December 31, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

         During Seitel's two fiscal years ended December 31, 1999, and the subsequent interim period through December 1, 2000, Seitel did not consult Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Seitel's financial statements.

         Attached as Exhibit 16.1 to this Report on Form 8-K is a letter addressed to the Securities and Exchange Commission stating that Arthur Andersen agrees with the above statements.

Item 7.  Exhibits

         16.1 Letter from Arthur Andersen regarding its concurrence with the statements in this Form 8-K.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 7, 2000


                                  SEITEL, INC.

                                  BY: /s/ Paul A. Frame
                                     ------------------------------------------
                                          PAUL A. FRAME
                                          President and Chief Executive Officer




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